Investments in Real Estate	6 Months Ended
Jun. 30, 2016
Investments [Abstract]
Investments in Real Estate
Investments in Real Estate
For the six months ended June 30, 2016, our investments had an aggregate purchase price of $435.8 million. We incurred $2.1 million of costs attributable to these investments, which were recorded in acquisition-related expenses in the accompanying condensed consolidated statements of operations. As part of the acquisitions, we assumed mortgage loans with an aggregate fair value of $19.9 million and issued 2,620,512 operating partnership units with a market value of $70.8 million.
The following investments were determined to be individually not significant, but significant on a collective basis. The actual revenues and earnings since the investment dates as well as the supplementary proforma information assuming these investments occurred as of the beginning of the prior periods, were not material to us. The purchase price allocation for each of our investments are preliminary and subject to change until allocations are finalized, which will be no later than 12 months from the date of acquisition. The preliminary allocations for these investments are set forth below in the aggregate for the six months ended June 30, 2016 and 2015 (in thousands):

	Six Months Ended June 30,
	2016	2015
Land	$53,806	$11,240
Building and improvements	347,729	200,071
Below market leasehold interests	1,404	2,350
Above market leases	3,582	3,279
In place leases	37,768	19,403
Below market leases	(12,066)	(5,912)
Above market leasehold interests	(50)	(6,086)
Below market debt	487	—
Net assets acquired	432,660	224,345
Other, net	3,183	1,165
Aggregate purchase price	$435,843	$225,510

The acquired intangible assets and liabilities referenced above had weighted average lives of the following for the six months ended June 30, 2016 and 2015 (in years):

	Six Months Ended June 30,
	2016	2015
Acquired intangible assets	9.5	15.5
Acquired intangible liabilities	8.8	47.0